Subsequent Events	12 Months Ended
Sep. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

16. SUBSEQUENT EVENTS

On November 10, 2025, the Company entered into an agreement with Hengrui Investment Holding Ltd. (the “Financial Advisor”), pursuant to which, among other things, for a term of two years, the Financial Advisor agreed to introduce potential qualified investors to the Company and use its best efforts to facilitate such investors in making an equity investment in the Company with a total investment amount of no less than US$100 million (the “Target Investment Amount”) and in consideration of such services of the Financial Advisor, the Company agreed to issue an aggregate of 2,500,000 Class A ordinary shares of par value of US$1.875 each of the Company.

On December 4, 2025, the Company has entered into several post-reporting period agreements to support its financial and operational strategy. This includes a planned Private Investment in Public Equity financing to raise approximately US$37.5 million through the issuance of shares and warrants, a series of 10-year lease agreements for multiple amusement parks with annual rent escalation clauses, and a financial advisory agreement to facilitate equity investments of at least US$100 million, with compensation tied to successful capital introduction.

On December 8, 2025, the Board of Directors has approved the establishment of a new wholly-owned subsidiary, Magic Golden Heaven Management Ltd., incorporated in the British Virgin Islands. All necessary authorizations have been granted to complete the incorporation process.